UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2023
____________________________________________

CORPORATE OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (443) 285-5400

____________________________________________

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, $0.01 par value	OFC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 5, 2023, Corporate Office Properties Trust (the “Company”) filed Articles of Amendment to its Amended and Restated Declaration of Trust (the “Articles of Amendment”) to change its name to COPT Defense Properties effective as of September 15, 2023. In connection with this name change, the Company intends to change the ticker symbol under which its common shares of beneficial interest are traded on the New York Stock Exchange from “OFC” to “CDP” effective as of the same date.

On September 5, 2023, the Company also entered into the Second Amendment to Third Amended and Restated Limited Partnership Agreement (the “Amended Partnership Agreement”) of its operating partnership, Corporate Office Properties, L.P. (the “Operating Partnership”), to change the Operating Partnership’s name to COPT Defense Properties, L.P. effective as of September 15, 2023.

The descriptions of the Articles of Amendment and the Amended Partnership Agreement contained herein are qualified in their entirety by reference to the terms of the Articles of Amendment and the Amended Partnership Agreement filed hereto as Exhibit 3.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

Item 7.01.             Regulation FD

On September 5, 2023, the Company issued a press release announcing its corporate rebranding and name change. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.             Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Exhibit Title
3.1	Articles of Amendment to Amended and Restated Declaration of Trust of Corporate Office Properties Trust, as amended through September 5, 2023 (filed herewith).
10.1	Second Amendment to Third Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P. (filed herewith).
99.1	Press release dated September 5, 2023 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE OFFICE PROPERTIES TRUST

/s/ Anthony Mifsud
Anthony Mifsud
Executive Vice President and Chief Financial Officer

Date:	September 5, 2023